UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2005

          First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                     DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On July 7, 2005, First Commonwealth Financial Corporation issued a news release announcing that Johnston A. Glass has submitted his resignation as President and CEO of First Commonwealth Bank and  Vice Chairman of Growth of First Commonwealth Financial Corporation.  Mr. Glass will remain on the boards of directors of First Commonwealth Financial Corporation and First Commonwealth Bank.  A copy of this news release is furnished herein as exhibit 99.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
Exhibit 99 First Commonwealth Financial Corporation News Release dated July 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 7, 2005

                                             FIRST COMMONWEALTH FINANCIAL CORPORATION
                                             (Registrant)

                                             By:  /S/JOHN J. DOLAN
                                             John J. Dolan
                                             Executive Vice President and
                                             Chief Financial Officer